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                   CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                  INVESTING IN
      NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

        SUPPLEMENT DATED JANUARY 1, 1998 TO PROSPECTUS DATED MAY 1, 1997


         This Supplement describes information relating to flexible premium corporate sponsored variable universal life insurance policies ("Policies") offered by New York Life Insurance and Annuity Corporation. This Supplement provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This Supplement is not valid unless accompanied by the current prospectus for the Policies ("Policy Prospectus"). Defined terms used but not defined in this Supplement have the same meaning as in the Policy Prospectus. The Policy Prospectus should be read in light of the following changes:

         1. Effective January 1, 1998, the name of one of the Funds under the Policies and the name of one of the Eligible Portfolios thereof will be changed. Acacia Capital Corporation will be renamed "Calvert Variable Series, Inc." and its Calvert Responsibly Invested Balanced Portfolio will be renamed "Calvert Social Balanced Portfolio." All references in the Policy Prospectus to the Acacia Capital Corporation and Calvert Responsibly Invested Balanced Portfolio should be changed to Calvert Variable Series, Inc. and Calvert Social Balanced Portfolio, respectively.

         2. The second paragraph under the section entitled "Loans and Interest Deductions" which appears on page 39 of the Policy Prospectus is deleted in its entirety and replaced with the following:

                  Code Section 264 provides that interest paid or accrued on a loan in connection with a Policy is generally nondeductible. Certain exceptions apply, however, with respect to Policies covering key employees. In addition, in the case of Policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a Policy. NYLIAC suggests consultation with a tax advisor for further guidance.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010